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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 29, 2002



                             IMPERIAL SUGAR COMPANY
             (Exact name of registrant as specified in its charter)



            TEXAS                       1-10307                74-0704500
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


        ONE IMPERIAL SQUARE
            P. O. BOX 9
         SUGAR LAND, TEXAS                                 77487
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (281) 491-9181



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Item 5 - Other Events

     On August 29, 2002, Imperial Sugar Company announced that Darrell D. Swank will join the Company as Executive Vice President - Finance and Chief Financial Officer, effective September 3, 2002.

     The Company issued a press release in this regard which is attached hereto as an exhibit and incorporated in this Item 5 by reference.

Item 7 - Financial Statements, Pro Forma Financial Information & Exhibits

     (c) Exhibits

          99.1 Press release of Imperial Sugar Company dated August 29, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMPERIAL SUGAR COMPANY

Date: August 30, 2002                By:     /s/ H. P. Mechler
                                        -----------------------------------
                                        H. P. Mechler
                                        Vice President, Accounting